Exhibit 10(u)


                        Great American Insurance Company
                                580 Walnut Street
                              Cincinnati, OH 45202

                                DECLARATIONS PAGE
                             SERVICE PLAN AGREEMENT
                                INSURANCE POLICY

Named Insured:  Warrantech Consumer Product Services, Inc.
                Warrantech Carribean, LTD

Policy Number:         1833232
CT Policy

Mailing Address:       1225 Ponce De Leon Avenue             Policy is: New
                       Caso Building, Suite 1401-02
                       San Juan, PR 00907-3921

Policy Period:         From: February 1, 2001                To: UNTIL CANCELLED
                       12:01 A.M., Standard Time at the
                       Mailing Address Shown Above.

Limits of Liability:   Per Section VI. of the Policy

Premium:               Per Premium Reporting Provision in the Policy

Aggregate Reserve:     100% of all service contracts premiums less $____________
                       per contract

Forms & Endorsements:

             WAR-GN-1002 (12/00)         Service Plan Agreement Insurance Policy
             WAR-GN-0003 (12/00)         Signatures
             WAR-GN-0004 (12/00)         Additional Named Insureds
             WAR-GN-0005 (12/00)         Exclusions
             WAR-GN-0008 (12/00)         Connecticut Changes



This Declaration, and the Policy and Endorsements, if any, listed above and included, complete this Policy.

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                     SERVICE PLAN AGREEMENT INSURANCE POLICY

Notwithstanding the limitations for losses in excess of the Aggregate Reserve, Great American Insurance Company (hereafter referred to as the Company), in consideration of the payment of the premium and subject to the conditions, provisions and other requirements of this Policy, agree with the Named Insured shown in the Declarations Page as follows:

1.   INSURING AGREEMENT

     The Company agrees to pay:

     A.   to the Named Insured; or

     B. on behalf of the Named Insured to reimburse repair facilities authorized to perform repairs on behalf of the Named Insured

All those sums that the Named Insured becomes legally obligated to pay as Claims to a Service Plan Agreement Holder under a valid Service Plan Agreement issued by the Named Insured and payable under the terms of this policy.

Reimbursement of the losses shall only be an obligation of the company to reimburse the insured for losses in excess of an Aggregate Reserve equal to the program per service contract reserve amounts for each Program Service Contract Account reported to the company and covered hereunder.

II.  DEFINITIONS

     The following key words have specific meanings and appear in bold type throughout this policy:

A. Named Insured means the person(s) and/or organization(s) shown as the Named Insured in the Declarations Page which is attached to this Policy.

B. Service Plan Agreement means a Service Plan Agreement or Service Plan Extension Agreement issued by the Named Insured to a Service Plan Agreement
     Holder:

     1.   while this Policy is in force and for which the premium has been paid;
          and

     2. on a product on the schedule of approved products on file with the Company; and

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     3.   on a form the content of which  relative to the  coverage  provided by this Policy has been approved in writing by the Company; and

     4. for which the Named Insured's Contractual Obligations to a Service Plan Agreement Holder is for a term no longer than one hundred twenty
          (120) months.

C. Service Plan Agreement Holder means any natural person or other legal entity who legally acquires the rights to benefits under a Service Plan Agreement as defined in Section II.b.

D. Named Insured's Contractual Obligations to a Service Plan Agreement Holder means the duty or liability of the Named Insured to a Service Plan Agreement Holder to repair or replace the defective or damaged parts or products with like kind and quality in accordance with the Service Plan Agreement.

E. Claims means a claim for expenses incurred by a Service Plan Agreement Holder in accordance with and payable under the terms of a valid Service Plan Agreement.

F. Loss means a Claim for which the Named Insured is legally obligated to pay under the Named Insured's Contractual Obligations as stated in the Service Plan Agreement.

III. DUTIES OF THE NAMED INSURED

     The Named Insured agrees to the following:

A.   REPORTING

     The Named Insured will report monthly records required by the Company of Service Plan Agreements issued by the Named Insured or its authorized representative. Reports are due within twenty-five (25) days from the last day of each month.

B.   PAYMENT OF PREMIUMS

     The first Named Insured is responsible for the payment of all premiums due under each monthly report of Service Plan Agreements issued by the Named Insured or its authorized representative.

C.   COMMENCEMENT OF COVERAGE

     The Named Insured agrees that the Company will have no obligation under this policy unless a valid Service Plan Agreement has been issued.

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D.   NOTICE OF CLAIM

     When a Service Plan Agreement Holder presents a Claim, the Named Insured will process the Claim per the agreement stated in the Service Plan Agreement.

E.   PROOF OF LOSS

     The Named Insured will give written proof of all claims to the Company. Such proof will be provided monthly evidencing the Service Plan number and total amount of claims paid by item. The Named Insured agrees to submit to examination under oath by any person named by the Company as often as may be required to verify any proof of Loss.

IV.  EXCLUSIONS

     This Policy provides coverage only for the Named Insured's Contractual Obligation under a valid Service Plan Agreement and does not apply to any:

     A. Liability for damages caused by repair work or failure to perform repair work by the Named Insured, its agents or employees, or any other repair facility, its agents or employees;

     B. Duties or liabilities arising out of the Named Insured's sale of a product which is the subject of a Service Plan Agreement, or any part of such product;

     C.   Liability for negligence;

     D.   Duty or  liability  to anyone  other than the Service  Plan  Agreement
          Holder;

     E. Duties, liabilities or claims arising from any acts of fraud, or other dishonest or criminal acts of the Named Insured, its agents or employees.

     F. Damage claimed for the withdrawal, inspection, repair, replacement, or loss of use of the Named Insured's products or work completed by or for the Named Insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

     G. Liability for any Service Plan Agreement issued on a product, not on the Company's schedule of approved products on file with the Company.

     H. Liability for any Service Plan Agreement the content of which relative to the coverage provided by this Policy has not been approved in writing by the Company and any claim or loss arising out of any obligations not expressly contained in the Service Plan Agreement.

     I. Liability for loss of use or consequential damages, except as expressly contained in the Service Plan Agreement.

     J. Fines, penalties, punitive damages, exemplary damages or treble damages in whatever form assessed (unless prohibited by law).

     K. Liability arising out of implied warranties of merchantability, implied warranties of fitness or strict liability.

V.   PREMIUMS AND RATES

     A. Premium charges for each Service Plan Agreement will be made per the company's rates and rules in effect at the time each Service Plan Agreement is issued.

     B. The Company from time to time may effect changes in the Rate Schedule applicable to this Policy. Such changes will be made by endorsement to the Policy stating the date such changes are effective.

VI.  LIMITS OF LIABILITY

     The limit of the Company's liability is as follows:

     The Company's limit of liability, with respect to any one claim, shall not exceed the liability the Named Insured has assumed under a Service Plan Agreement.

VII. POLICY TERM

     The Policy is issued and goes into effect at the Date and Time shown on the Declaration Page. This is a continuous Policy and will remain in effect until cancelled by the Named Insured or the Company.

VIII. POLICY CANCELLATION

     A.   BY THE COMPANY

          The Company shall have the right to cancel the Policy without cause by giving one hundred eighty (180) days written notice to the Named Insured. Also, the Company shall have the right to cancel the policy by giving thirty (30) days written notice:

          1.   If required to do so by any regulatory body;

          2. In the event the Named Insured does not make premium payment as required;

          3.   In the event of any act of fraud by the Named Insured;

          4. In the event of any material violation of any of the terms of this Policy, however, if the Named Insured is able to show within thirty (30) days to the satisfaction of the Company that the material violation has been corrected, then the Policy shall be reinstated.

     Notice of Cancellation will be delivered or sent by registered mail, certified mail or mail evidenced by the United States Post Office certificate of mailing.

B.   BY THE INSURED

     The Named Insured has the right to cancel this policy:

     1. By sending the Company written notice of its intent to cancel the Policy showing the date cancellation is to be effective;

     2. By returning the original policy or a signed Lost Policy Release to the Company the date cancellation is to be effective.

C.   EFFECT OF CANCELLATION

     Cancellation of this policy will not affect the duties of the Named Insured or the Company, as set forth in this Policy, as respects Service Plan Agreements issued before the effective date of cancellation.

IX.  POLICY PERIOD

     This Policy applies only to Service Plan Agreements issued during the Policy Period stated in the Declarations.

X.   GENERAL PROVISIONS

A.   INSUREDS REPRESENTATIONS

     By acceptance of this Policy, the Named Insured agrees that all statements contained in the application for this policy and on the Declarations Page attached hereto are accurate and complete, the statements are based on representations the Named Insured made to the Company. This Policy is issued relying upon the truth of such statements and includes all agreements between the Named Insured and the Company.

B.   INSPECTION AND AUDIT

     The Company will have the right to inspect the Named Insured's premises, books and records as they pertain to coverage provided under this Policy. This right will extend until one (1) year after Named Insureds Service Plan Agreements are no longer in effect.

C.   SUBROGATION AND RECOVERIES

     1. In the event of any payment by the Company under the policy, the Company will be entitled to all of the Named Insured's rights of recovery against any person or entity. The Named Insured will execute and deliver instruments and papers and do whatever is necessary to secure such rights. The Named Insured will do nothing to interfere with such rights.

     2. After a payment of Loss by the Company, all amounts recovered by the Named Insured for which the Named Insured has been indemnified will become the property of and be forwarded to the Company by the Named Insured up to the total amount of the loss paid by the Company.

     3. The Company will not be entitled to any subrogation proceeds unless and until the Named Insured has been fully reimbursed the Loss.

D.   NO BENEFIT TO BAILEE

     The insurance afforded by this Policy will not inure directly or indirectly to the benefit of any carrier or other Bailee for Loss covered by a Service Plan Agreement.

E.   CHANGES/AMENDMENTS

     No waiver or changes of the terms of this Policy will be made except when done so in writing, signed by an authorized representative of the Company. Written changes must be attached to and form a part of the Policy.

F.   ASSIGNMENT BY INSURED

     Assignment of interest under this Policy shall not bind the Company until its consent is endorsed hereon.

G.   INSOLVENCY OR BANKRUPTCY OF INSURED

     The insolvency or bankruptcy of the Named Insured will not relieve the Company of its obligations under this policy. Should a judgement be rendered against the insolvent or bankrupt Named Insured, the Company will be liable for the amount of such judgement not to exceed the applicable limit of liability under the policy.

H.   ACTION AGAINST COMPANY

     No action will lie against the Company unless, as a condition precedent thereto:

     1. The Named Insured has fully complied with all terms and conditions of this Policy.

     2. The amount of the Named Insured's obligation to pay has been finally determined either by judgement against the Named Insured (after actual trial) or written agreement of the Named Insured, claimant and Company; and

     3.   Unless commenced within twelve (12) months of the date of the Loss.

     Any repair facility authorized by the Named Insured to perform repairs on behalf of the Named Insured or the legal representatives thereof who has secured such judgement or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded under this Policy. No person or organization shall have any right under this Policy to join the Company as a party to any action against the Named Insured to determine the Named Insured's liability. The Company shall also not be impleaded by the Named Insured or his legal representatives.

I.   CONFORMITY WITH LAW

     The terms of this policy which are in conflict with the statutes of the state wherein this policy is issued are hereby amended to confirm to such statutes.

J.   OTHER INSURANCE

     The Named Insured warrants that this is the only Service Plan Agreement Insurance Policy applicable to Service Plan Agreement Holder Claims.

K.   DEDUCTIBLE/AGGREGATE RESERVE

     The insured has executed a Trust Agreement with Company as insurer and beneficiary. The insured agrees to deposit in the Trust an amount equal to the agreed upon reserve for each service contract.

     It is hereby agreed that all funds deposited with Trustee into the Trust Account, either before or after a loss has occurred but net of withdrawals made and any Trust fees paid from the Trust Fund, are available to the company as a reimbursement of losses paid under the policy in accordance with the terms of the Trust Agreement. To the extent that funds are available in the Trust Account, such amounts shall be considered the Aggregate Policy Deductible.

                        Great American Insurance Company

                                   SIGNATURES

THE ONLY SIGNATURES APPLICABLE TO THIS POLICY ARE THOSE REPRESENTING THE COMPANY NAMED ON THE FIRST PAGE OF THE DECLARATIONS.

     By signing and delivering the policy to you, we state that it is a valid contract.

                       Great American Insurance Companies
                    580 Walnut Street, Cincinnati, Ohio 45202


     /s/ Carl H Lindner III                      /s/ Kara Holly Herrill
     President                                   Secretary










                                                 ------------------------------
                                                        Authorized Agent

                        Great American Insurance Company

                      ADDITIONAL NAMED INSUREDS ENDORSEMENT

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

       This endorsement modifies insurance provided under the following:

                    SERVICE PLAN AGREEMENT INSURANCE POLICY.

It is agreed that the following Named Insureds are added to the policy:

Dealers or Retailers who sell Service Plan Agreements administered by the insured and who are listed in the Schedule on file with the Company.

                        Great American Insurance Company

               EXCLUSION - YEAR 2000 COMPUTER, COMPUTER SOFTWARE,
            MICROPROCESSOR AND YEAR 2000 COMPLIANCE-RELATED PROBLEMS

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

        This endorsement modifies insurance provided under the following:

                     SERVICE PLAN AGREEMENT INSURANCE POLICY

It is agreed that the following exclusion is added to section IV. EXCLUSIONS:

M.   Liability arising out of:

     1.   Any actual or alleged failure, malfunction or inadequacy of:

          a. Any of the following due to potential or actual "year 2000 compliance-related problems":

               1.   computer hardware;

               2.   computer software;

               3.   computer operating systems;

               4.   computer networks;

               5.   microprocessors (computer chips);

               6.   any  other   computerized   or   electronic   equipment   or
                    components; or

          b. Any other products, services or functions that directly or indirectly utilize or rely upon, in any manner, any of the items listed in paragraph 1.a. of this endorsement due to any potential or actual "year 2000 compliance-related problems."

     2. Any advice, consultation, evaluation, inspection, installation, maintenance, service, repair or replacement done by the Named Insured or for the Named Insured to determine, rectify or test, any potential or actual "year 2000 compliance-related problems."

"Year 2000 compliance-related problems" means the inability of those products, services or functions described in paragraphs 1.a or 1.b to correctly recognize, distinguish, interpret or accept the date field of the year 2000 and beyond.


                                                  ------------------------------
                                                        Insured's signature

                        Great American Insurance Company

                               CONNECTICUT CHANGES

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

        This endorsement modifies insurance provided under the following:

                     SERVICE PLAN AGREEMENT INSURANCE POLICY

If the Company cancels this Policy, the Company will send at least sixty (60) days advance notice of its intention to cancel to the Insurance Commissioner of Connecticut specifying the reason for the cancellation.

                        Great American Insurance Company

                      ADDITIONAL NAMED INSUREDS ENDORSEMENT

               THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT
                                   CAREFULLY.

        This endorsement modifies insurance provided under the following:

                    SERVICE PLAN AGREEMENT INSURANCE POLICY.

It is agreed that the  following is added to the policy as an  additional  Named
Insured:

MUEBLELECTRIC
P.O. Box 2848
Bayamon, PR 00960

Attn. Mr. Jacobo Duenas







                             Policy Number: 1833232
Date: June 20, 2001

                                                 -----------------------------
                                                       Authorized Agent